Delaware Group® Foundation Funds

Delaware Foundation® Equity Fund
(the "Fund")

Supplement to the Fund's Institutional Class Prospectus
dated August 18, 2009

The following replaces footnote 3 to the fee table in the section entitled, "What are the Fund's fees and expenses?":

3 The Manager has agreed to voluntarily waive all or a portion of its investment advisory fees and/or pay/reimburse expenses from August 18, 2009 until such time as the voluntary expense cap is discontinued in order to prevent total annual fund operating expenses (excluding any 12b-1 plan expenses, taxes, interest, inverse floater program expenses, brokerage fees, short sale and dividend interest expenses, certain insurance costs, and non-routine expenses or costs, including, but not limited to, those relating to reorganizations, litigation, conducting shareholder meetings, and liquidations (collectively, "non-routine expenses")) from exceeding, in an aggregate amount, 0.95% of the Fund's average daily net assets. For purposes of these waivers and reimbursements, non-routine expenses may also include such additional costs and expenses as may be agreed upon from time to time by the Fund's Board of Trustees (Board) and the Manager. These expense waivers and reimbursements include acquired fund fees and expenses. After giving effect to the Manager's voluntary fee waivers and/or expense reimbursements, the total annual fund operating expenses for the Fund's Institutional Class shares are 0.95%. The fees and expenses shown in the annual fund operating expenses table above do not reflect the Manager's voluntary expense caps.

Please keep this Supplement for future reference.

This Supplement is dated September 29, 2009.